Exhibit 10.2
EXECUTION VERSION

FIRST AMENDMENT TO
THE SERIES 2025-1 SUPPLEMENT
This FIRST AMENDMENT TO SERIES 2025-1 SUPPLEMENT (this “Amendment”), dated as of July 21, 2025 (the “Amendment Date”) amends the Series 2025-1 Supplement (the “Series 2025-1 Supplement”), dated as of May 28, 2025 (the “Series 2025-1 Closing Date”), among AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2025-1 Noteholders (in such capacity, the “Series 2025-1 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2025-1 Supplement, as applicable.
W I T N E S S E T H:
WHEREAS, ABRCF and the Trustee entered into the Series 2025-1 Supplement;
WHEREAS, Section 5.7 of the Series 2025-1 Supplement permits ABRCF to amend or modify the Series 2025-1 Supplement to provide for tax-related changes such as transfer restrictions or other note-related amendments with respect to the Class D Notes to facilitate the transfer of the Class D Notes, in each case, solely with the consent of the Class D Noteholders;
WHEREAS, ABRCF desires to transfer the Class D Notes following the Amendment Date, the terms of which will require that the Class D Notes include transfer restrictions and other tax-related changes;
WHEREAS, the Issuer owns 100% of the Class D Notes (in such capacity, the “Sole Class D Noteholder”) and desires to make the amendments set forth herein to facilitate the transfer of the Class D Notes to a subsequent Holder; and
WHEREAS, upon the effectiveness of this Amendment, ABRCF, in its capacity as the Issuer, and ABRCF, in its capacity as the Sole Class D Noteholder, have agreed to make the amendments described above as set forth herein.
NOW, THEREFORE, it is agreed:
1.    Amendments.
(a)    The following definitions are hereby added to Article I(b) of the Series 2025-1 Supplement, in the appropriate alphabetical order:
“Transferee” is defined in Section 5.23(d).
“Transferor” is defined in Section 5.23(d).

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

(b)    The Series 2025-1 Supplement is hereby amended by replacing Section 5.3 with the below:
“Section 5.3.    Exhibits. The following exhibits attached hereto supplement the exhibits included in the Base Indenture.

Exhibit A-1:	Form of Restricted Global Class A Note
Exhibit A-2:	Form of Temporary Global Class A Note
Exhibit A-3:	Form of Permanent Global Class A Note
Exhibit B-1:	Form of Restricted Global Class B Note
Exhibit B-2:	Form of Temporary Global Class B Note
Exhibit B-3:	Form of Permanent Global Class B Note
Exhibit C-1:	Form of Restricted Global Class C Note
Exhibit C-2:	Form of Temporary Global Class C Note
Exhibit C-3:	Form of Permanent Global Class C Note
Exhibit D-1:	Form of Restricted Global Class D Note
Exhibit D-2:	Form of Temporary Global Class D Note
Exhibit D-3:	Form of Permanent Global Class D Note
Exhibit E-1:	Form of Restricted Global Class R Note
Exhibit E-2:	Form of Temporary Global Class R Note
Exhibit E-3:	Form of Permanent Global Class R Note
Exhibit F:	Form of Series 2025-1 Demand Note
Exhibit G:	Form of Multi-Series Letter of Credit
Exhibit H:	Form of Lease Payment Deficit Notice
Exhibit I:	Form of Demand Notice
Exhibit J:	Form of Supplemental Indenture No. 6 to the Base Indenture
Exhibit K:	Form of Amendment to the AESOP I Operating Lease
Exhibit L:	Form of Amendment to the Finance Lease
Exhibit M:	Form of Amendment to the AESOP I Operating Lease Loan Agreement
Exhibit N:	Form of Amendment to the AESOP I Finance Lease Loan Agreement
Exhibit O:	Form of Amendment to the AESOP II Operating Lease
Exhibit P:	Form of Amendment to the Master Exchange Agreement
Exhibit Q:	Form of Amendment to the Escrow Agreement
Exhibit R:	Form of Amendment to the Administration Agreement
Exhibit S:	Form of Amendment to the AESOP II Operating Lease Loan Agreement
Exhibit T:	Form of Amendment to the Original AESOP Nominee Agreement
Exhibit U:	Form of Amendment to the Disposition Agent Agreement

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

Exhibit V:	Form of Amendment to the Back-up Administration Agreement
Exhibit W-1:	Form of Transfer Certificate for Class D Notes (Transferee)
Exhibit W-2:	Form of Transfer Certificate for Class D Notes (Transferor)

(c)    The Series 2025-1 Supplement is hereby amended by adding clause (d) to Section 5.23 as set forth below:
“(d)    The transfer by a transferor (a “Transferor”) holding a Class D Note or a beneficial interest therein to a subsequent transferee (a “Transferee”) who wishes to take delivery thereof in the form of a Class D Note or beneficial interest therein will be made upon receipt by the Trustee, at the office of the Trustee, of (x) a transfer certificate from the Transferee substantially in the form of Exhibit W-1 and (y) a transfer certificate from the Transferor substantially in the form of Exhibit W-2. For the avoidance of doubt, if a Transferor or Transferee is unable to provide an applicable transfer certificate due to the requirements of such certificate not being satisfied, such transfer shall not be permitted (and any such transfer shall be void ab initio and of no force and effect). Delivery of any such certificate to ABRCF shall be required to be delivered to the email address set forth in Exhibits W-1 and W-2.”
(d)    The Exhibits to the Series 2025-1 Supplement are hereby amended to (i) modify the minimum denomination in Exhibits D-1, D-2 and D-3 and (ii) add Exhibits W-1 and W-2, each as set forth in Exhibit A hereto, without modifying the existing Exhibits.
2.    Direction. By their signatures hereto, each of the undersigned (excluding The Bank of New York Mellon Trust Company, N.A., in its capacity as Trustee and Series 2025-1 Agent) hereby authorize and direct the Trustee and Series 2025-1 Agent to execute this Amendment and take any and all further action necessary or appropriate to give effect to the transaction contemplated hereby.
3.    This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2025-1 Supplement.
4.    This Amendment shall become effective on the date hereof. From and after the date hereof, all references to the Series 2025-1 Supplement shall be deemed to be references to the Series 2025-1 Supplement as amended hereby.
5.    This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail in a “pdf” file shall be effective as delivery

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

of a manually executed counterpart of this Amendment. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto.
6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING
(AESOP) LLC, as Issuer

By:	/s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee and
Series 2025-1 Agent

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

AGREED, ACKNOWLEDGED AND CONSENTED:

AVIS BUDGET RENTAL CAR FUNDING
    (AESOP) LLC,
as the Sole Class D Noteholder
By: /s/ David Calabria
Name: David Calabria
Title: Senior Vice President and Treasurer

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement

Exhibit A

Exhibits to Series 2025-1 Supplement

AMERICAS 130537158 AESOP 2025-1 - First Amendment to Series 2025-1 Supplement (Cover Amendment)